                         COOPER & CHYAN TECHNOLOGY, INC.

                             1989 STOCK OPTION PLAN

     1. PURPOSE. The Cooper & Chyan Technology, Inc. 1989 Stock Option Plan (the "Plan") is established to create additional incentive for key employees, directors and consultants of Cooper & Chyan Technology, Inc. and any successor corporation thereto (collectively referred to as the "Company"), and any present or future parent and/or subsidiary corporations of such corporation (all of whom along with the Company being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group"), to promote the financial success and progress of the Participating Company Group. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 425(e) and 425(f) of the Internal Revenue Code of 1986, as amended (the "Code").

     2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Options may be either incentive stock options as defined in section 422A of the Code ("Incentive Stock Options") or nonqualified stock options. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     3. ELIGIBILITY. The Options may be granted only to employees (including officers) and directors of the Participating Company Group or to individuals who are rendering services as consultants, advisors, or other independent contractors to the Participating Company Group. The Board shall, in the Board's sole discretion, determine which persons shall be granted Options (an "Optionee"). A director of the Company shall be eligible to be granted only a nonqualified stock option unless the director is also an employee of the Company. An individual who is rendering services as a consultant, advisor, or other independent contractor shall be eligible to be granted only a nonqualified stock option. An Optionee may, if otherwise eligible, be granted additional Options.

     4. SHARES SUBJECT TO OPTION. Options shall be options for the purchase of the authorized but unissued common stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 9 below. The maximum number of shares of Stock which may be issued under the Plan shall be five hundred thousand (500,000) shares. In the event that any outstanding Option for any reason expires or is terminated or cancelled and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subjected to an Option.

     5. TIME FOR GRANTING OPTIONS. All Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

     6. TERMS, CONDITIONS AND FORM OF OPTIONS. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares of Stock for which the Option shall be granted, the option price of the Option, the exercisability of the Option, whether the Option is to be treated as an Incentive Stock Option or as a nonqualified stock option and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish, and shall comply with and be subject to the following terms and conditions:

          (a) OPTION PRICE. The option price for each Option shall be established in the sole discretion of the Board; provided, however, that (i) the option price per share for an Incentive Stock Option shall be not less than the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option, (ii) the option price per share for a nonqualified stock option shall not be less than eighty-five percent (85%) of the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option and (iii) no Option granted to an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of section 422A(b)(6) of the Code and/or ten percent (10%) of the total combined value of all classes of stock of a Participating Company (a "Ten Percent Owner Optionee") shall have an option price per share less than one hundred ten percent (110%) of the fair market value of a share of Stock on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a nonqualified stock option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 425(a) of the Code.

          (b) EXERCISE PERIOD OF OPTIONS. The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that (i) no Option shall be exercisable after the expiration of ten (10) years after the date such Option is granted and (ii) no Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Option is granted.

          (c) PAYMENT OF OPTION PRICE. Payment of the option price for the number of shares of Stock being purchased pursuant to any Option shall be made
(i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's stock owned by the Optionee having a value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the option price, (iii) by the Optionee's recourse promissory note, (iv) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (v) by any combination thereof.
The Board may at any time or from time to time, by adoption of or by amendment to the form of Standard Option Agreement described in paragraph 7 below, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the option price and/or which otherwise restrict one (1) or more forms of consideration. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock. Furthermore, no promissory note shall be permitted if an exercise using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than five
(5) years after the Option is exercised, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired on exercise of the Option and/or with other collateral acceptable to the Company.

               (x) Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of the Company's stock unless such shares of the Company's stock either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.
               (y) Unless otherwise provided by the Board, in the event the Company at any time becomes subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.


               (z) The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

     7. STANDARD FORM OF STOCK OPTION AGREEMENT. Unless otherwise provided for by the Board at the time an Option is granted or as otherwise provided for by this paragraph 7, all Options shall comply with and be subject to the terms and conditions set forth in the stock option agreement attached hereto as Exhibit A and incorporated herein by reference (the "Standard Option Agreement").

          (a) MODIFICATIONS FOR NONQUALIFIED STOCK OPTIONS. In the event the Option is designated as a nonqualified stock option, the Standard Option Agreement for such Option shall be the Standard Option Agreement as modified as set forth below unless otherwise specified by the Board:

               (i) The title and paragraph 2 of the Standard Option Agreement shall reflect the Option's status as a nonqualified stock option.

               (ii) A new paragraph 7(f) shall be added to the Standard Option Agreement providing that, in the event an Optionee is a director, consultant, or advisor but not an employee of a Participating Company at the time the Option is granted, termination of the Optionee's status as a director, consultant, or advisor of the Participating Company shall be deemed to be termination of the Optionee's employment for purposes of the Standard Option Agreement.

               (iii) Paragraph 14 of the Standard Option Agreement providing, among other things, that the Optionee give the Company notice of sales upon disqualifying dispositions of Incentive Stock Options shall be deleted and shall not apply to the Option.

               (iv) Paragraph 15(d) of the Standard Option Agreement regarding the stock certificate legend applicable to Incentive Stock Options shall be deleted and shall not apply to the Option.

               (v) Paragraph 18 of the Standard Option Agreement shall be modified to delete the provision that amendments to the Standard Option Agreement may be made without the Optionee's consent if such amendments are required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

               (vi) The remaining paragraphs of such modified Standard Option Agreement for nonqualified stock options shall be renumbered accordingly.

          (b) STANDARD TERM FOR OPTIONS. Unless otherwise provided for by the Board in the grant of an Option, any Option granted hereunder shall be exercisable for a term of seven (7) years.

     8. AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of the Standard Option Agreement described in paragraph 7 above either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any shares of Stock acquired by an Optionee on exercise of an Option in the event such Optionee's employment with the Participating Company Group is terminated for any reason, with or without cause.

     9. EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the option price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

     10., TRANSFER OF CONTROL. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company. For purposes of applying this paragraph 10, the "Control Company" shall mean the Participating Company whose stock is subject to the Option.

          (a) the direct or indirect sale or exchange by the shareholders of the Control Company of all or substantially all of the stock of the Control Company where the shareholders of the Control Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company;

          (b) a merger in which the shareholders of the Control Company before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company; or


          (c) the sale, exchange, or transfer (including, without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the shareholders of the Control Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

     In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding stock option agreements or substitute options for the Acquiring Corporation's stock for such outstanding Options. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Options in connection with a merger described in (b) above or a sale of assets described in
(c) above, the Board shall provide that any unexercisable and/or unvested portion of the outstanding Options shall be immediately exercisable and vested as of a date prior to the Transfer of Control, as the Board so determines. The exercise and/or vesting of any Option that was permissible solely by reason of this paragraph 10 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed nor substituted for by the Acquiring Corporation nor exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.

     11. PROVISION OF INFORMATION. Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common shareholders.

     12. OPTIONS NON-TRANSFERABLE. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

     13. TRANSFER OF COMPANY'S RIGHTS. In the event any Participating Company assigns, other than by operation of law, to a third person, other than another Participating Company, any of the Participating Company's rights to repurchase any shares of Stock acquired on the exercise of an Option, the assignee shall pay to the assigning Participating Company the value of such right as determined by the Company in the Company's sole discretion. Such consideration shall be paid in cash. In the event such repurchase right is exercisable at the time of such assignment, the value of such right shall be not less than the fair market value of the shares of Stock which may be repurchased under such right (as determined by the Company) minus the repurchase price of such shares. The requirements of this paragraph 13 regarding the minimum consideration to be received by the assigning Participating Company shall not inure to the benefit of the Optionee whose shares of Stock are being repurchased. Failure of a Participating Company to comply with the provisions of this paragraph 13 shall not constitute a defense or otherwise prevent the exercise of the repurchase right by the assignee of such right.

     14. TERMINATION OR AMENDMENT OF PLAN. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that without the approval of the Company's shareholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 9 above), (b) no change in the class of persons eligible to receive Incentive Stock Options and
(c) no expansion in the class of persons eligible to receive nonqualified stock options. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Cooper & Chyan Technology, Inc. 1989 Stock Option Plan was duly adopted by the Board of Directors of the Company on the _____ day of _________________, 1989.


                                                 ______________________________

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                         COOPER & CHYAN TECHNOLOGY, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

Coopers & Chyan Technology, Inc. (the "Company") granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

     1.   DEFINITIONS:

          (a)  "Optionee" shall mean __________________________________________
_______________________________________________________________________________.

          (b)  "Date of Option Grant" shall mean ______________________________
_______________________________________________________________________________.

          (c)  "Number of Option Shares" shall mean ___________________________
____________________________________________ shares of common stock of the
Company as adjusted from time to time pursuant to paragraph 9 below.

          (d) "Exercise Price" shall mean $__________ per share as adjusted from time to time pursuant to paragraph 9 below.

          (e) "Initial Exercise Date" shall be the date occurring one (1) year after the Date of Option Grant.

          (f) "Initial Vesting Date" shall be the date occurring one (1) year after the Date of Option Grant.

          (g)  Determination of "Vested Ratio":

                                                                    Vested Rates
                                                                    ------------

               Prior to Initial Vesting Date                             0

               On Initial Vesting Date, provided the Optionee is        1/5
               continuously employed by a Participating Company from the Date of Option Grant until the Initial
               Vesting Date

                                                                    Vested Rates
               Plus                                                 ------------
               ----

               For each full month of the Optionee's continuous        1/60
               employment by a Participating Company from the Initial Vesting Date

               In no event shall the Vested Ratio exceed 1/1.

          (h) "Option Term Date" shall mean the date seven (7) years after the Date of Option Grant.

          (i)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (j) "Company" shall mean Coopers & Chyan Technology, Inc., a California corporation, and any successor corporation thereto.

          (k) "Participating Company" shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 425(e) and 425(f) of the Code.

          (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

          (m) "Plan" shall mean the Cooper & Chyan Technology, Inc. 1989 Stock Option Plan.

     2. STATUS OF THE OPTION. This Option is intended to be an incentive stock option as described in section 422A of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under section 422A of the Code, including, but not limited to, holding period requirements. (NOTE: If the Exercise Price multiplied by the Number of Option Shares is greater than ____________________ (___________), the Optionee should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an incentive stock option.)

     3. ADMINISTRATION. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.   EXERCISE OF THE OPTION.

          (a) RIGHT TO EXERCISE. The Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in paragraph 11 below. In no event shall the Option be exercisable for more shares than the Number of Option Shares. Notwithstanding the foregoing, the Option may not be exercised more frequently than twice in any continuous twelve (12) month period; provided, however, that the foregoing restriction shall not apply so as to prevent an exercise (i) following the Optionee's termination of employment as set forth in paragraph 7 below or (ii) during the thirty (30) day periods immediately preceding and following an Ownership Change as defined in paragraph 8 below.

          (b) METHOD OF EXERCISE. The Option shall be exercisable by written notice to the Company which shall state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the exercise price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of joint escrow instructions referenced below.

          (c)  FORM OF PAYMENT OF OPTION PRICE.  Such payment shall be made
(i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the option price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, (iii) by Immediate Sales Proceeds, as defined below, or (iv) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the

Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

          (d) WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

          (e) CERTIFICATE REGISTRATION. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f) RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

     5. NON-TRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

     6. TERMINATION OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

     7.   TERMINATION OF EMPLOYMENT.

          (a) TERMINATION OF THE OPTION. If the Optionee ceases to be an employee of the Participating Company Group for any reason except death or disability within the meaning of section 422A(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within sixty
(60) days after the date on which the Optionee's employment terminates, but in any event no later than the Option Term Date. If the Optionee's employment with the Company is terminated because of the death of the Optionee or disability of the Optionee within the meaning of section 422A(c) of the code, the Option may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of six (6) months from the date the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within sixty (60) days after the Optionee's termination of employment.

     (b) TERMINATION OF EMPLOYMENT DEFINED. For purposes of this paragraph 7, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company.

     (c) EXERCISE PREVENTED BY LAW. Except as provided in this paragraph 7, the Option shall terminate and may not be exercised after the Optionee's employment with the Participating Company Group terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

     (d) OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or (iii) the Option Term Date.

     (e) LEAVE OF ABSENCE. For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

     8. OWNERSHIP CHANGE AND TRANSFER OF CONTROL. For purposes hereof, the "Control Company" shall mean the Participating Company whose stock is subject to the Option. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Control Company:

          (a) the direct or indirect sale or exchange by the shareholders of the Control Company of all or substantially all of the stock of the Control Company;

          (b)  a merger in which the Control Company is a party; or

          (c) the sale, exchange, or transfer (including, without limitation, pursuant to a liquidation or dissolution) of all or substantially all of the Control Company's assets (other than a sale, exchange, or transfer to one (1) or more corporations where the shareholders of the Control Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred).

     A "Transfer of Control" shall mean an Ownership Change in which the shareholders of the Control Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Control Company.

     In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation") shall assume the Company's rights and obligations under this Option Agreement or substitute an option for the Acquiring Corporation's stock for the Option. In the event the Acquiring Corporation elects not to assume the Company's rights and obligations under this Option Agreement or substitute for the Option in connection with a Transfer of Control involving an Ownership Change described in (b) or (c) above, the Board shall provide that any unexercised portion of the Option shall be fully exercisable as of a date prior to the Transfer of Control, as the Board so determines. The Option shall terminate effective as of the date of the Transfer of Control to the extent that the Option is neither assumed nor substituted for by the Acquiring Corporation nor exercised as of the date of the Transfer of Control.

     9. EFFECT OF CHANGE IN STOCK SUBJECT TO THE OPTION. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

     10. RIGHTS AS A SHAREHOLDER OR EMPLOYEE. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

     11.  RIGHT OF FIRST REFUSAL.

          (a) RIGHT OF FIRST REFUSAL. In the event the Optionee proposes to sell, pledge, or otherwise transfer any Vested Shares (the "Transfer Shares") to any person or entity, including, without limitation, any shareholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 11 (the "Right of First Refusal").

          (b) NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any Vested Shares to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

          (c) BONA FIDE TRANSFER. Within ten (10) days after receipt of the Transfer Notice, the Company shall determine the bona fide nature of the proposed voluntary transfer and give the Optionee written notice of the Company's determination. If the proposed transfer is deemed not to be bona fide, the Optionee shall be responsible for providing additional information to the Company to show the bona fide nature of the proposed transfer. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the Transfer Notice fully and accurately sets forth all of the terms and conditions of the proposed transfer, including, without limitation, assurance that the Transfer Notice fully and accurately sets forth the consideration actually paid for the Transfer Shares and all transactions, directly or indirectly, between the parties which may have affected the price the Proposed Transferee was willing to pay for the Transfer Shares.

          (d) EXERCISE OF THE RIGHT OF FIRST REFUSAL. In the event the proposed transfer is deemed to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty
(30) days after the date the Transfer Notice is delivered to the Company or ten
(10) days after the Company has approved the proposed transfer as bona fide, whichever is later. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice; provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest cancelled.

          (e) FAILURE TO EXERCISE RIGHT OF FIRST REFUSAL. If the Company fails to exercise the Right of First Refusal in full within the period specified in paragraph 11(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty
(120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide, pursuant to paragraph 11(c) above. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 11.

          (f) TRANSFEREES OF THE TRANSFER SHARES. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph 11 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 11 are met.

          (g) TRANSFERS NOT SUBJECT TO THE RIGHT OF FIRST REFUSAL. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired pursuant to the exercise of the Option if such transfer is in connection with an Ownership Change. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of paragraph 11(i) below result in a termination of the Right of First Refusal.

          (h) ASSIGNMENT OF THE RIGHT OF FIRST REFUSAL. The Company shall have the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

          (i) EARLY TERMINATION OF THE RIGHT OF FIRST REFUSAL. The other provisions of this paragraph 11 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect upon (i) the occurrence of a Transfer of Control, unless the surviving, continuing, successor, or purchasing corporation, as the case may be, assumes the Company's rights and obligations under the Plan, or (ii) the existence of a public market for the class of shares subject to the Right of First Refusal. A "public market" shall be deemed to exist if (x) such stock is listed on a national securities exchange (as that term is used in the Exchange
Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

     12.  ESCROW.

          (a) ESTABLISHMENT OF ESCROW. To insure shares subject to the Right of First Refusal will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchases upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

          (b) DELIVERY OF SHARES TO OPTIONEE. As soon as practicable after the expiration of the Right of First Refusal, but not more frequently than twice each year, the escrow agent shall deliver to the Optionee the shares no longer subject to such restriction.

          (c) NOTICES AND PAYMENTS. In the event the shares held in escrow are subject to the Company's exercise of the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

     13. STOCK DIVIDENDS SUBJECT TO OPTION AGREEMENT. If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.

     14. NOTICE OF SALES UPON DISQUALIFYING DISPOSITION. The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

     15. LEGENDS. The Company may at any time place legends referring the Right of First Refusal set forth in paragraph 11 above and any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

          (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

          (b) Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.

          (c) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

          (d) "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422A OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE _______________. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE OPTION IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE."

     16. INITIAL PUBLIC OFFERING. The Optionee hereby agrees that in the event of an initial public offering of stock made by the Company under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered under the Securities Act and shall cease to apply once a registration statement is effective covering shares issuable pursuant to options granted pursuant to the Plan, whether or not such registration statement applies to any of the shares issued or issuable pursuant to the Option.

     17. BINDING EFFECT. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     18. TERMINATION OR AMENDMENT. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such amendment is required to enable the Option to qualify as an Incentive Stock Option.

     19. INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     20. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                                             COOPER & CHYAN TECHNOLOGY, INC.


                                             By:_______________________________

                                             Title:____________________________

     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Right of First Refusal set forth in paragraph 11, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

     The undersigned acknowledges receipt of a copy of the Plan.

     Date: ____________________                            ____________________

                                                         Date:__________________

                             INCENTIVE STOCK OPTION

                                  EXERCISE FORM


Cooper & Chyan Technology, Inc.
1601 Saratoga-Sunnyvale Rd.
Cupertino, CA 95014

Attention:  Chief Financial Officer

Gentlemen:

      The undersigned optionee (the "Optionee") was granted an incentive stock option (the "Option") to purchase shares of the common stock of Cooper & Chyan Technology, Inc. (the "Company") on ____________, 198__, pursuant to the Company's 1989 Stock Option Plan (the "Plan") and pursuant to the Incentive Stock Option Agreement dated ____________, 19__ (the "Option Agreement"). The Optionee hereby elects to exercise the Option as to _______ shares of the common stock of the Company (the "Shares").

      Enclosed herewith is full payment for the Shares in the manner set forth in the Option Agreement. The Optionee will make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, as more fully set forth in the Option Agreement.

      The Optionee represents and warrants that the Optionee is over eighteen
(18) years of age and that the Optionee is purchasing the Shares solely for the Optionee's own account, and not on behalf of any other person or as a nominee, for investment and not with a view to, or for sale in connection with, any distribution of the Shares.

      The Optionee further represents that the Optionee does not have any present intention of selling, offering to sell, or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest in the Shares the Optionee is purchasing, is being purchased for, and will beheld for the account of, the Optionee only and neither in whole nor in part for any other person.

      The Optionee acknowledges and understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 or Rule
701. The Optionee further acknowledges and understands that the Company is under no obligation to register the Shares and that, in the absence of registration, the Shares may not be transferred. The Optionee understands that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company. The Optionee does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person with respect to any of the Shares.

      The Optionee is aware that Rule 144, promulgated under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. The Optionee understands that under Rule 144 (other than subsection (k)), the conditions include, among other things: the availability of certain public information about the Company, the resale occurring not less than two (2) years after the party has purchased and paid for the securities to be sold, the sale being through a broker in an unsolicited "broker's transaction" and the amount of securities being sold during any three (3) month period not exceeding specified limitations (generally, one percent (1%) of the total amount of common stock of the Company outstanding). The Optionee further understands that under Rule 144(k), the conditions include, among other things, the purchaser not being an affiliate of the Company at the time of sale or at any time during the three (3) months prior to the sale, and the resale occurring not less than three (3) years after the purchase of the Shares.

      The Optionee acknowledges and understands that at the time the Optionee wishes to sell the Shares, the Company may not be satisfying the current public information requirements of Rule 144 or other conditions under Rule 144 which are required of the Company. If so, the Optionee understands that, even if the two (2) year holding period of Rule 144 has been satisfied, the Optionee will be precluded from selling the Shares under Rule 144, unless the Optionee can meet the three (3) year holding period and other requirements specified in Rule 144(k).

      The Optionee acknowledges that in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or compliance with some other exemption from registration will be required for any disposition of the Shares. The Optionee understands that although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in such transactions do so at their own risk.


      The Optionee has a preexisting personal or business relationship with the Company or any of its officers, directors, or controlling persons, or has such knowledge and experience in financial and business matters, or has relied on the review and analysis done in this regard by the Optionee's professional adviser, as to make the Optionee capable of using the information made available to the Optionee to evaluate the merits and risks of an investment in the Shares and to make an informal investment decision.

      The Optionee understands that the Shares have not been qualified under the Corporate Securities Law of 1968, as amended, of the State of California by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee's representations as expressed herein.

      The Optionee agrees that the Shares are being acquired by the Optionee in accordance with and subject to the terms, provisions and conditions of the Plan and Option Agreement, including the Right of First Refusal set forth therein, to all of which the Optionee hereby expressly assents. these agreements shall inure to the benefit of and be binding upon the Optionee's heirs, executors, administrators, successors and assigns. The Optionee agrees to deposit the certificate or certificates evidencing the Shares, along with a blank stock assignment separate from certificate executed by the Optionee, with an escrow agent designated by the Company, to be held by such escrow agent pursuant to the Company's standard Joint Escrow Instructions, an executed copy of which the Optionee has delivered herewith.

      The Optionee agrees that the Optionee will promptly notify the Chief Financial Officer of the Company if the Optionee transfers any of the Shares acquired pursuant to the Option within one (1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option.

      The Optionee agrees to obtain the consent of the Optionee's spouse of any such agreement which may be required by the Company.

      The Optionee's address of record is:
      ______________________________

      ______________________________


      and the Optionee's Social Security Number is:  ________________.

                                            Very truly yours,


                                                    ____________________________


      The undersigned, being the spouse of the Optionee exercising the Option as set forth above, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Incentive Stock Option Exercise Form and the Plan and the Option Agreement, and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joinder of the undersigned may be necessary.

Date__________________________                      ____________________________

Receipt of the above is
hereby acknowledged.
COOPER & CHYAN TECHNOLOGY, INC.


By: __________________________

Title: _______________________

Dated: _______________________